Exhibit 10.1

SECOND AMENDMENT

TO FIFTH AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

This Second Amendment to Fifth Amended and Restated Revolving Loan Agreement (this “Amendment”) is entered into as of March 11, 2013 by and among VIASAT, INC., a Delaware corporation (“Borrower”), each lender to the Credit Agreement (as defined below) (collectively, the “Lenders” and individually, a “Lender”) that is a party hereto and UNION BANK, N.A., as administrative agent (in such capacity, “Administrative Agent”) and as collateral agent (in such capacity, “Collateral Agent”).

RECITALS

Borrower, Administrative Agent, Collateral Agent and the Lenders are parties to that certain Fifth Amended and Restated Revolving Loan Agreement dated as of May 9, 2012 (as amended by the First Amendment to Fifth Amended and Restated Revolving Loan Agreement dated as of September 26, 2012 and as it may be further amended, modified, restated or supplemented from time to time, the “Credit Agreement”). The Borrower has requested that the Agent and the Lenders amend the Credit Agreement for the purpose of permitting Letters of Credit to be denominated in certain foreign currencies. The Agent and the Lenders have agreed to such request, subject to the terms and conditions set forth herein. Unless otherwise defined herein, all capitalized terms in this Amendment shall be as defined in the Credit Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1. The following new definitions are added to Section 1.1, in appropriate alphabetical order:

“Dollar Equivalent” means, on any date of determination, with respect to the amount available to be drawn under any Foreign Currency Letter of Credit, the equivalent amount thereof in Dollars as determined by the Issuing Lender of such Letter of Credit on such date on the basis of the Spot Rate for the purchase of Dollars with such Permitted Foreign Currency.

“Foreign Currency Letter of Credit” means a Letter of Credit issued pursuant to Section 2.4(n) and denominated in a Permitted Foreign Currency.

“Permitted Foreign Currency” means, with respect to Letters of Credit issued pursuant to Section 2.4(n), Australian dollars, British pound sterling, Euros, Swiss francs, Canadian dollars and any other currency acceptable to the Administrative Agent.

“Revaluation Date” means, with respect to any Foreign Currency Letter of Credit, each of the following: (i) the date of issuance of such Foreign Currency Letter of Credit, (ii) each date of an amendment to such Foreign Currency Letter of Credit having the effect of increasing the amount thereof and (iii) each date of any payment by the Issuing Lender under such Foreign Currency Letter of Credit.

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“Spot Rate” means, with respect to any Foreign Currency Letter of Credit, the rate determined by the Issuing Lender with respect thereto to be the rate quoted by it as the spot rate for the purchase by it of Dollars with the applicable Permitted Foreign Currency through its foreign exchange trading office at approximately 11:00 a.m. (London time) on the date as of which the foreign exchange computation is made.

2. A new Section 2.4(n) is added to the Credit Agreement as follows:

“(n) Foreign Currency Letters of Credit. The Borrower may request that any Letter of Credit permitted to be issued under this Section 2.4 shall be denominated in a Permitted Foreign Currency; provided that (i) the aggregate maximum amount of all outstanding Letters of Credit, including the Dollar Equivalent of the aggregate maximum amount of such Foreign Currency Letter of Credit and all other outstanding Foreign Currency Letters of Credit, shall not exceed the Letter of Credit Sublimit and (ii) the Issuing Lender of such Letter of Credit shall have consented to such Permitted Foreign Currency. With respect to any Foreign Currency Letter of Credit requested hereunder, in addition to the information required elsewhere in this Section 2.4, the Borrower shall set forth in the Request for Letter of Credit therefor (i) the Permitted Foreign Currency to be applicable to such Letter of Credit and (ii) its calculation of the usage as of such date of the Letter of Credit Sublimit (broken down by Letter of Credit, including each Foreign Currency Letter of Credit, and otherwise in form and detail acceptable to the Administrative Agent and the Issuing Lender).

With respect to each Foreign Currency Letter of Credit, the Issuing Lender thereof shall determine, and provide written notice to the Administrative Agent and the Borrower of, the Spot Rate for such Letter of Credit as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Letters of Credit denominated in Permitted Foreign Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Borrower hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any Permitted Foreign Currency for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Issuing Lender of such Letter of Credit (written notice of which shall be given by the Issuing Lender to the Borrower and the Administrative Agent, which notice shall include the calculation thereof) on the applicable date of determination on the basis of the Spot Rate for the purchase of Dollars with such Permitted Foreign Currency.

For the avoidance of doubt, (i) at any time when any Foreign Currency Letter of Credit shall be outstanding, any calculation under the Loan Documents of “Aggregate Effective Amount,” “L/C Obligations,” “Revolving Exposure,” “Outstandings,” or any similar calculation involving the amount of Letters of Credit, shall mean the Dollar Equivalent of such amount, (ii) all L/C Borrowings shall be denominated in Dollars and (iii) all repayments of drawing on Letters of Credit, including pursuant to Section 2.4(d) shall be made by the Borrower in Dollars.”

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3. A new Section 11.28 is added to the Credit Agreement to read as follows:

“Section 11.28. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency, the Borrower agrees that (i) the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase Dollars with such other currency at 11:00 a.m. (London time) on the Business Day preceding that on which judgment is given and (ii) it agrees to indemnify, save and hold harmless the Administrative Agent, the Issuing Lender(s) and each Lender and their respective Affiliates, directors, officers, agents, attorneys and employees from and against any and all losses, claims and demands resulting from such conversion.”

4. No course of dealing on the part of Lenders, the Administrative Agent, the Collateral Agent, any Issuing Lender or their officers, nor any failure or delay in the exercise of any right by the Administrative Agent, the Collateral Agent, any Issuing Lender or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Administrative Agent’s, Collateral Agent’s, any Issuing Lender’s or any Lenders’ failure at any time to require strict performance by Borrower of any provision of any Loan Document shall not affect any right of any Lender, Administrative Agent, Issuing Lender or Collateral Agent thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Administrative Agent, in accordance with the terms of the Credit Agreement.

5. The Credit Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Administrative Agent, Collateral Agent, any Issuing Lender or any Lender under the Credit Agreement, as in effect prior to the date hereof.

6. The Borrower represents and warrants to the Lenders that (a) except for representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change which is permitted by the Credit Agreement, the representations and warranties contained in the Credit Agreement or in any other document or documents relating thereto are true and correct in all material respects on and as of the date hereof as though made on the date hereof, and all such representations and warranties shall survive the execution and delivery of this Amendment and (b) no Default or Event of Default has occurred and is continuing as of the date hereof.

7. As a condition to the effectiveness of this Amendment Administrative Agent shall have received the following:

(a) this Amendment, duly executed by Borrower, Administrative Agent, Collateral Agent and the Requisite Lenders; and

(b) a guarantor consent and reaffirmation duly executed by each Subsidiary Guarantor in the form of Exhibit A attached hereto.

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8. The governing law and venue provisions of Section 11.17 of the Credit Agreement are incorporated herein by this reference mutatis mutandis. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart. The Borrower agrees to promptly pay all reasonable attorneys’ fees and costs incurred by the Administrative Agent’s and Collateral Agent’s counsel in connection with this Amendment, which may be debited from any of Borrower’s accounts (following Borrower’s authorization of such fees and costs). Except as amended hereby, all of the provisions of the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect except that each reference to the “Agreement”, or words of like import in any Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall be deemed a “Loan Document” as defined in the Credit Agreement. Each party shall execute and deliver such further documents, and perform such further acts, as may be reasonably necessary to achieve the intent of the parties as expressed in this Amendment.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

VIASAT, INC.

By:	/s/ Keven Lippert
Name:	Keven Lippert
Title:	Vice President, General Counsel and Secretary

Signature page to Second Amendment

UNION BANK, N.A.,
as Administrative Agent

By:	/s/ Mark Adelman
Mark Adelman
Senior Vice President

UNION BANK, N.A.,
as Collateral Agent

By:	/s/ Mark Adelman
Mark Adelman
Senior Vice President

UNION BANK, N.A.,
as a Lender and Swing Line Lender

By:	/s/ Mark Adelman
Mark Adelman
Senior Vice President

Signature page to Second Amendment

CALIFORNIA BANK & TRUST
as a Lender

By:	/s/ Steve DeLong
Name:	Steve DeLong
Title:	Senior Vice President & Manager

Signature page to Second Amendment

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Vice President

By:	/s/ Wei-Jen Yuan
Name:	Wei-Jen Yuan
Title:	Associate

Signature page to Second Amendment

JPMORGAN CHASE BANK, N.A.
as a Lender

By:	/s/ Anna C. Araya
Name:	Anna C. Araya
Title:	Vice President

Signature page to Second Amendment

COMPASS BANK
as a Lender

By:	/s/ Erik Velastegui
Name:	Erik Velastegui
Title:	Senior Vice President

Signature page to Second Amendment

BANK OF THE WEST
as a Lender

By:	/s/ Jason Antrim
Name:	Jason Antrim
Title:	Vice President

Signature page to Second Amendment

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Christopher D. Pannacciulli
Name:	Christopher D. Pannacciulli
Title:	Senior Vice President

Signature page to Second Amendment

MORGAN STANLEY BANK N.A.
as a Lender

By:	/s/ Daniel Sweeney
Name:	Daniel Sweeney
Title:	Authorized Signatory

Signature page to Second Amendment

EXHIBIT A

GUARANTOR CONSENT AND REAFFIRMATION

The undersigned (the “Guarantor”), for good and valuable consideration, made, executed and delivered to Union Bank, N.A., as Administrative Agent and Collateral Agent (in such capacity, the “Agent”) (i) that certain Amended and Restated Subsidiary Guaranty dated as of May 9, 2012, (ii) that certain Amended and Restated Subsidiary Pledge Agreement dated as of May 9, 2012 and (iii) that certain Amended and Restated Subsidiary Security Agreement dated as of May 9, 2012 (each of the foregoing, together with any documents, instruments or other agreements executed by any Guarantor in connection therewith, the “Guarantor Documents”), in each case in connection with the Fifth Amended and Restated Revolving Loan Agreement dated as of May 9, 2012, among ViaSat, Inc. (the “Borrower”), the lenders parties thereto, and the Agent (as amended by the First Amendment to Fifth Amended and Restated Revolving Loan Agreement dated as of September 26, 2012 and as it may be further amended, restated, modified or supplemented from time to time, the “Credit Agreement”). In connection herewith, the Credit Agreement is being amended by that certain Second Amendment to Fifth Amended and Restated Revolving Loan Agreement dated as of even date herewith (the “Amendment”). The undersigned acknowledges receipt of a copy of the Amendment. The undersigned hereby consents to the Amendment and reaffirms each of the Guarantor Documents and acknowledges that the execution and delivery of the Amendment shall have no effect on the Guarantor’s obligations under the Guarantor Documents, each of which remain the legal, valid and binding obligation of the Guarantor and are hereby reaffirmed. On and after the effective date of the Amendment, each reference in the Guarantor Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by the Amendment and future amendments entered into from time to time. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

February 28, 2013

VIASAT COMMUNICATIONS, INC.

By:
Name:
Title: